UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 11, 2014

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE, Hickory, North Carolina		28602
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 11, 2014, CommScope Holding Company, Inc. (the “Company”) filed a registration statement on Form S-1 to register 20,125,000 shares of its common stock for resale in a secondary offering by an affiliate of The Carlyle Group (the “Selling Stockholder”). No shares are being sold by the Company in this secondary offering, and the Company will not receive any of the proceeds from the sale of the Company’s shares by the Selling Stockholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CommScope Holding Company, Inc.
Date: March 11, 2014
	By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President, General Counsel and Secretary